Exhibit 99.1

CONDOR HOSPITALITY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements apply pro forma adjustments to our historical consolidated financial statements to give effect to the completed sale on November 19, 2021 of all of the equity interests of the Company’s 15 indirectly owned subsidiaries (the “Portfolio Sale”), which each in turn owns one of the Company’s 15 hotels (the “Portfolio”), plus additional assets and other items related to the Portfolio, to B9 Cowboy Mezz A LLC, a Delaware limited liability company and an affiliate of Blackstone Inc. (the “Buyer”).

The Portfolio Sale was completed pursuant to the previously announced Hotel Purchase and Sale Agreement, dated September 22, 2021 (as amended from time to time, the “Purchase Agreement”), with the Buyer, pursuant to which the Company agreed to sell the Portfolio to Buyer and Buyer agreed to purchase the Portfolio for a purchase price of $305,000,000. Subject to certain credits and deductions and pursuant to the Purchase Agreement, the aggregate purchase price was paid in two parts: (i) in the form of a cash deposit of $15,000,000 paid by Buyer one day following the execution of the Purchase Agreement and (ii) in a cash amount paid at closing equal to the difference between the purchase price of $305,000,000, after certain credits and deductions, and the amount of the above deposit.

The unaudited pro forma consolidated balance sheet as of September 30, 2021 assumes that the Portfolio Sale occurred on September 30, 2021. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020 give effect to all of the transactions referred to above as if they had occurred on January 1, 2020, the first day of the periods presented.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position or results of operations would have been had the transactions occurred on the dates indicated, or of future results of operations or financial condition, and should not be viewed as indicative of future results of operations or financial condition. In the opinion of management, all adjustments necessary to reflect the effects of the transactions discussed above have been made.

These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by, our historical consolidated financial statements and the related notes thereto, which appear in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on March 18, 2021, and the Quarterly Report on Form 10-Q as of and for the three and nine months ended September 30, 2021, filed with the SEC on November 2, 2021, as well as the Company’s Current Reports on Form 8-K and 8-K/A related to the Portfolio Sale filed with the SEC on September 23, 2021, November 9, 2021, November 15, 2021, and November 19, 2021, as well as this Form 8-K/A, and the notes to the unaudited pro forma consolidated financial statements included in this Form 8-K/A.

Condor Hospitalty Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2021
(in thousands, except share and per share amounts)

	[A] Historical Results	[B] Pro Forma Adjustments	Pro Forma Results

Assets
Investment in hotel properties, net	$258,541	$(258,537)	$4
Cash and cash equivalents	5,286	121,699	126,985
Restricted cash, property escrows	6,879	(6,879)	-
Accounts receivable, net	1,283	(811)	472
Prepaid expenses and other assets	1,399	(424)	975
Total Assets	$273,388	$(144,952)	$128,436

Liabilities and Equity

Liabilities
Accounts payable, accrued expenses, and other liabilities	$8,730	$(6,299)	$2,431
Land option liability	8,497	(8,497)	-
Derivative liabilities, at fair value	517	(517)	-
Convertible debt, at fair value	28,956	(28,956)	-
Long-term debt, net of deferred financing costs	167,309	(167,309)	-
Total Liabilities	214,009	(211,578)	2,431

Equity
Shareholders' Equity
Common stock, $0.01 par value, 200,000,000 shares authorized; 14,717,145 shares outstanding	147	-	147
Additional paid-in capital	244,801	-	244,801
Accumulated deficit	(185,596)	66,604	(118,992)
Total Shareholders' Equity	59,352	66,604	125,956
Noncontrolling interest in consolidated partnership (Condor Hospitality Limited Partnership), redemption value of $29	27	22	49
Total Equity	59,379	66,626	126,005

Total Liabilities and Equity	$273,388	$(144,952)	$128,436

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED
PRO FORMA CONSOLIDATED BALANCE SHEET
(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[A] Represents Condor Hospitality Trust, Inc.’s (the “Company’s”) unaudited consolidated balance sheet as of September 30, 2021 in our Quarterly Report on Form 10-Q as filed with the SEC on November 2, 2021.

[B] Represents the completion of the Portfolio Sale as discussed above as if it had occurred on September 30, 2021, reduced by transaction-related expenses and adjusted for settlements of working capital with the Buyer.  Also reflected is the settlement of the entirety of the Company’s debt and debt-related instruments with the net proceeds from the Portfolio Sale as required by the debt instruments upon the disposition of the properties.

Condor Hospitalty Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2021
(in thousands, except per share amounts)

	[AA] Historical Results	[BB] Pro Forma Adjustments	Pro Forma Results
Revenue
Room rentals and other hotel services	$39,054	$(39,054)	$-
Operating Expenses
Hotel and property operations	27,021	(27,021)	-
Depreciation and amortization	7,945	(7,938)	7
General and administrative	3,572	-	3,572
Strategic alternatives, net	1,432	(1,432)	-
Total operating expenses	39,970	(36,391)	3,579
Operating income (loss)	(916)	(2,663)	(3,579)
Net loss on disposition of assets	(21)	21	-
Net gain (loss) on derivatives and convertible debt	(11,719)	11,719	-
Other income (expense), net	2,437	(2,437)	-
Interest expense	(7,656)	7,656	-
Loss before income taxes	(17,875)	14,296	(3,579)
Income tax benefit (expense)	(81)	-	(81)
Net loss	(17,956)	14,296	(3,660)
Loss attributable to noncontrolling interest	6	(5)	1
Net loss attributable to controlling interests	(17,950)	14,291	(3,659)
Dividends undeclared on preferred stock	(383)	-	(383)
Net loss attributable to common shareholders	$(18,333)	$14,291	$(4,042)

Earnings (Loss) per Share
Total - Basic Earnings (Loss) per Share	$(1.45)		$(0.32)
Total - Diluted Earnings (Loss) per Share	$(1.45)		$(0.32)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Condor Hospitalty Trust, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2021
(in thousands, except per share amounts)

	[AA] Historical Results	[BB] Pro Forma Adjustments	Pro Forma Results
Revenue
Room rentals and other hotel services	$35,188	$(35,188)	$-
Operating Expenses
Hotel and property operations	29,563	(29,563)	-
Depreciation and amortization	10,956	(10,940)	16
General and administrative	4,006	-	4,006
Strategic alternatives, net	(4,706)	4,706	-
Total operating expenses	39,819	(35,797)	4,022
Operating income (loss)	(4,631)	609	(4,022)
Net loss on disposition of assets	(18)	18	-
Equity in earnings (loss) of joint venture	80	(80)	-
Net loss on derivatives and convertible debt	(6,331)	6,331	-
Other income (expense), net	(65)	65	-
Interest expense	(8,481)	8,481	-
Loss before income taxes	(19,446)	15,424	(4,022)
Income tax benefit (expense)	375	(267)	108
Net loss	(19,071)	15,157	(3,914)
Loss attributable to noncontrolling interest	7	(6)	1
Net loss attributable to controlling interests	(19,064)	15,151	(3,913)
Dividends declared and undeclared on preferred stock	(617)	-	(617)
Net loss attributable to common shareholders	$(19,681)	$15,151	$(4,530)

Earnings (Loss) per Share
Total - Basic Earnings (Loss) per Share	$(1.59)		$(0.38)
Total - Diluted Earnings (Loss) per Share	$(1.59)		$(0.38)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[AA] Represents the Company’s unaudited consolidated statement of operations for the nine months ended September 30, 2021 in our Quarterly Report on Form 10-Q as filed with the SEC on November 2, 2021 and the consolidated statement of operations for the year ended December 31, 2020 in our Annual Report on Form 10-K as filed with the SEC on March 18, 2021.

[BB] Represents the elimination of the operations of the Portfolio disposed of with the Portfolio sale as discussed above as if the Portfolio Sale had occurred on January 1, 2020.  Also reflected is the elimination of the expenses related to the entirety of the Company’s debt and debt related instruments as if the debt and related instruments had been settled on January 1, 2020, concurrent with the Portfolio Sale.